UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 26, 2007 (September 26, 2007)

CollaGenex Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28308	52-1758016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Newtown, PA	18940
(Address of Principal Executive Offices)	(Zip Code)

(215) 579-7388

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On September 26, 2007, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the “Company”), announced results of a Phase 2 dose-finding study designed to evaluate the safety and determine the therapeutic range of incyclinide for the treatment of rosacea.

The primary clinical endpoint of the Phase 2 study was a reduction in inflammatory lesions in patients with rosacea.  The study demonstrated that incyclinide was well-tolerated, with most adverse events being mild or moderate.  However, the patients who were administered incyclinide did not demonstrate a greater reduction in inflammatory lesions than the patients on placebo at any time point during the study.

The double-blind, placebo-controlled trial enrolled a total of 197 moderate-to-severe rosacea patients at 19 centers.  The patients were divided among four groups and administered either a placebo capsule or a 5 mg, 10 mg or 20 mg incyclinide capsule once a day for 12 weeks. All patients were evaluated by their physicians at weeks 3, 6, 9, 12 and 16.

The Company announced that it will not be pursuing further clinical development of incyclinide in rosacea patients, but expects to continue its planning with respect to additional development work in an acne indication for incyclinide.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.

Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 filed with the Securities and Exchange Commission under the section “Risk Factors,” as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission.  As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein.  The Company is providing the information in this Current Report on Form 8-K as of this date and assumes no obligations to update the information included herein or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLAGENEX PHARMACEUTICALS, INC.

Date: September 26, 2007	By:	/s/ Colin W. Stewart
Colin W. Stewart President and Chief Executive Officer (Principal Executive Officer)